SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 11, 2000
                                                   ---------------------


                           HERSHEY FOODS CORPORATION
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           (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
                                                     ---------------------





















                                Page 1 of 3 Pages
                             Exhibit Index - Page 3



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                      INFORMATION TO BE INCLUDED IN REPORT



Item 9   Regulation FD Disclosure
         ------------------------

         On December 11, 2000, Hershey Foods Corporation (the "Corporation") announced that Michael F. Pasquale, Executive Vice President and Chief Operating Officer and a member of the Board of Directors, resigned. The Corporation also announced that William F. Christ, Senior Vice President, Chief Financial Officer and Treasurer, would become Executive Vice President and Chief Operating Officer, and that Frank Cerminara would become Vice President, Chief Financial Officer and Treasurer. The press releases dated December 11, 2000, announcing these changes, are incorporated herein by reference, and copies are furnished herewith as Exhibits 99.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 11, 2000
        -----------------


                                      HERSHEY FOODS CORPORATION



                                       By  /s/ Frank Cerminara
                                          ------------------------
                                           Frank Cerminara
                                           Vice President, Chief Financial
                                           Officer and Treasurer



















                                Page 2 of 3 Pages
                             Exhibit Index - Page 3

                                  Exhibit Index
                                  -------------


Exhibit No.     Description
-----------    -------------

99           Press release dated December 11, 2000 announcing  resignation of Michael F. Pasquale and appointment of William F. Christ

99           Press release dated December 11, 2000 announcing appointment of
                Frank Cerminara







































                                                 Page 3 of 3 Pages
                                              Exhibit Index - Page 3